SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

                        October 30, 1998
                 (date of earliest event reported)

                  PNC MORTGAGE SECURITIES CORP.
            as Depositor and Master Servicer under a
                 Pooling and Servicing Agreement
                   dated as of October 1, 1998
                  providing for the issuance of

                         $1,688,837,275

               MORTGAGE PASS-THROUGH CERTIFICATES
                         SERIES 1998-10

Delaware                      333-50053          T/B/D

(State  or  other             (Commission        (IRS Employer
jurisdiction of               File               Number)
Incorporation)                Identification
                              Number)

                     75 NORTH FAIRWAY DRIVE
                  VERNON HILLS, ILLINOIS  60061

            (Address of principal executive offices)

       Registrant's telephone number, including area code:

                         (847) 549-6500


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Item 1.   Changes in Control of Registrant.  Not applicable.

Item 2.   Acquisition or Disposition of Assets.  Not applicable.

Item 3.   Bankruptcy or Receivership.  Not applicable.

Item  4.    Changes  in Registrant's Certifying Accountant.   Not
applicable.

Item 5.   Other Events.  Not applicable.

Item 6.   Resignation of Registrant's Directors.  Not applicable.

Item 7.   Financial Statements and Exhibits.

          The following exhibit is furnished herewith:

                     7.1  Pooling and Servicing Agreement between
               PNC Mortgage Securities Corp., Depositor and Master Servicer, and State Street Bank and Trust Company, Trustee, dated as of October 1, 1998.

Item 8.   Change in Fiscal Year.  Not applicable.

Item  9.    Sales of Equity Securities Pursuant to Regulation  S.
Not applicable.
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                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 16, 1998.

                         PNC MORTGAGE SECURITIES
                         CORP.
                         (Registrant)

                         By:  \s\Thomas G.  Lehmann
                                 ----------------------------
                                 Thomas G. Lehmann
                                 Vice President
                                 (Authorized Officer)

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